Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632 and 333-105659

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

Supplement dated December 7, 2016 to

the Statement of Additional Information (the “SAI”), dated

March 1, 2016, as supplemented

This supplement to the Funds’ Statement of Additional Information (the “SAI”) reflects the untimely passing of Margaret M. Cannella, a cherished member of the Board of Trustees of Schroder Global Series Trust and Schroder Series Trust.

All references to Margaret Cannella in the SAI are hereby removed.

Please retain this supplement for future reference.

SAI-SUP-12-2016